Exhibit 99.1


FOR IMMEDIATE RELEASE                 Contact: Jeffrey J. Carfora, COO/CFO
                                               or Claire M. Chadwick, Controller
                                                    973-669-7366, ext. 202



                PENNFED FINANCIAL SERVICES, INC. REPORTS IMPROVED
                FIRST QUARTER EARNINGS AND AN INCREASED DIVIDEND

               WEST ORANGE, NJ, October 24, 2001 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.9 billion holding company for the New Jersey-based Penn Federal Savings Bank, reported improved first quarter earnings and an increase in its quarterly cash dividend.

               Earnings for the three months ended September 30, 2001 were 45 cents per diluted share, representing a 15% increase compared to the 39 cents reported for the quarter ended September 30, 2000. Cash earnings per share for the current quarter were 59 cents - 10 cents, or 20%, higher than one year ago.
               Return on average common equity was 12.46% for the three months ended September 30, 2001 compared to 11.18% for the comparable prior year period. Cash return on average common equity was 16.18% for the three months ended September 30, 2001.

               PennFed's net interest margin continued to show improvement. For the current quarter, the margin was 2.69%, representing a 16 basis point increase from the June quarter and a significant increase from 2.37% for the same period last year. "A decline in short-term interest rates coupled with growth in the Company's loan portfolio and core deposit accounts contributed to the improvement in net interest margin," said Joseph L. LaMonica, PennFed's President and Chief Executive Officer. The net interest margin improved


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PennFed 1Q-2002
Page 2

while the Company continued stock repurchases.

               Since the beginning of the fiscal year, PennFed repurchased 97,500 shares of its outstanding stock at prices ranging from $19.39 to $22.42, for a total cost of $2.1 million. Additionally, since the announcement in June 2001 of a 5% Stock Repurchase Program, the Company has repurchased 172,500 shares of the 385,000 shares authorized for repurchase, at a total cost of $3.8 million.
               During the first quarter, PennFed continued its trend of exceptional asset quality. As of September 30, 2001, non-performing assets totaled $2.1 million, representing merely 11 basis points of total assets. This reflects improvement compared to non-performing assets of $3 million, or 18 basis points, one year ago.
               In response to the tragedy of September 11th, PennFed increased the level of loan loss provision to $550,000 for the quarter as compared to $200,000 a year ago.
               " PennFed will continue to closely monitor the loans of those individuals affected by the World Trade Center disaster," said LaMonica.
               The Company also reported that its Board of Directors approved a one-cent increase in the quarterly cash dividend. PennFed stockholders of record as of November 9, 2001 will be paid a cash dividend of $0.06 per share on November 23, 2001. The level of the Company's dividend will continue to be reviewed on a quarterly basis.
               LaMonica also noted the retirement of COO Lucy Tinker at the end of September. "Jeffrey Carfora has assumed her responsibilities as Chief Operating Officer as well as retaining his title of Chief Financial Officer," he added. Carfora joined PennFed in 1993. He has

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PennFed 1Q-2002
Page 3

over 21 years of experience in banking and finance, is a certified public accountant and holds a masters degree in Finance.
                Penn Federal Savings Bank, headquartered in New Jersey, maintains 21 branch offices in Bayville, Brick, Caldwell, East Newark, Fairfield, Farmingdale, Harrison, Livingston, Marlboro, Montclair (2), Newark
(3), Old Bridge, Roseland, Sayreville, Toms River, Upper Montclair, Verona and West Orange. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.
               This release contains forward-looking statements that are subject to risk and uncertainties, including, but not limited to, changes in economic conditions in the Company's market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, fluctuations in interest rates and operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause the Company's future to differ materially from those expressed in any forward-looking statements by, or on behalf of, the Company.

                                      ###

                       NOTE: SEE FINANCIAL TABLES ATTACHED

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                            September 30,        June 30,          September 30,
                                                                2001               2001                2000
                                                             -----------        -----------        -------------
Selected Financial Condition Data:
     Cash and Federal funds sold                             $    15,077        $    15,771        $    14,960
     Investments, net and FHLB stock                             289,454            360,187            325,496
     Mortgage-backed securities, net                             124,342            135,606             77,714
     Loans held for sale                                           2,012                 83             18,350
     Loans receivable:
          One- to four-family mortgage loans                   1,152,247          1,065,736          1,029,354
          Commercial and multi-family real estate loans          118,012            108,625             93,652
          Consumer loans                                         119,242            115,685            102,626
          Allowance for loan losses                               (4,792)            (4,248)            (4,076)
          Other, net                                              10,070              9,611              9,234
                                                             -----------        -----------        -----------
     Loans receivable, net                                     1,394,779          1,295,409          1,230,790

     Goodwill and other intangible assets                          6,491              6,983              8,486
     Other assets                                                 44,950             35,338             34,671
                                                             -----------        -----------        -----------
     Total assets                                            $ 1,877,105        $ 1,849,377        $ 1,710,467
                                                             ===========        ===========        ===========

     Deposits:
          Checking and money market                          $   136,591        $   133,625        $   129,728
          Savings                                                204,170            183,806            156,992
          Certificates of deposit and accrued interest           814,147            767,904            831,087
                                                             -----------        -----------        -----------
     Total deposits                                            1,154,908          1,085,335          1,117,807

     FHLB advances                                               464,465            454,465            374,465
     Other borrowings                                             74,150            127,640             47,465
     Other liabilities                                            23,308             24,946             24,514
     Preferred securities of Trust, net                           44,480             44,461             32,821
     Stockholders' equity                                    115,794 (a)            112,530            113,395
                                                             -----------        -----------        -----------
     Total liabilities and stockholders' equity              $ 1,877,105        $ 1,849,377        $ 1,710,467
                                                             ===========        ===========        ===========

     Book value per share  (b)                               $     15.84        $     15.50        $     14.77
     Tangible book value per share  (b)                      $     14.95        $     14.54        $     13.66

     Equity to assets                                               6.17%              6.08%              6.63%
     Tangible equity to tangible assets                             5.84%              5.73%              6.16%

Asset Quality Data:
     Non-performing loans                                    $     1,752        $     1,637        $     2,374
     Real estate owned, net                                          384                500                633
                                                             -----------        -----------        -----------
     Total non-performing assets                             $     2,136        $     2,137        $     3,007
                                                             ===========        ===========        ===========

     Non-performing loans to total loans                            0.13%              0.13%              0.19%
     Non-performing assets to total assets                          0.11%              0.12%              0.18%
     Allowance for loan losses to non-performing loans            273.52%            259.50%            171.69%
     Allowance for loan losses to total gross loans                 0.34%              0.33%              0.32%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                   7.93%              7.87%              8.00%
     Core capital ratio (requirement - 4.00%)                       7.93%              7.87%              8.00%
     Risk-based capital ratio (requirement - 8.00%)                15.30%             15.69%             15.80%


(a) Common shares outstanding as of September 30, 2001 totaled 7,643,928 shares.
(b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year. Based upon the inclusion of all shares issued to the ESOP, at September 30, 2001 book value per share and tangible book value per share would be $15.15 and $14.30, respectively.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                               For the three months ended
                                                                      September 30,
                                                             ------------------------------
                                                                 2001              2000
                                                             -----------        -----------
Selected Operating Data:
     Interest and dividend income                            $    31,934        $    30,436
     Interest expense                                             19,779             20,581
                                                             -----------        -----------
          Net interest and dividend income                        12,155              9,855
     Provision for loan losses                                       550                200
                                                             -----------        -----------
     Net interest and dividend income
          after provision for loan losses                         11,605              9,655
     Non-interest income:
          Service charges                                            647                577
          Net gain (loss) from real estate operations                (39)                 0
          Net gain on sales of loans                                  42                314
          Other                                                      195                168
                                                             -----------        -----------
          Total non-interest income                                  845              1,059
     Non-interest expenses:
          Compensation & employee benefits                         3,235              2,666
          Net occupancy expense                                      406                395
          Equipment                                                  501                448
          Advertising                                                120                118
          Amortization of intangibles                                492                510
          Federal deposit insurance premium                           52                 55
          Preferred securities expense                             1,092                783
          Other                                                    1,032                829
                                                             -----------        -----------
          Total non-interest expenses                              6,930              5,804
                                                             -----------        -----------
     Income before income taxes                                    5,520              4,910
     Income tax expense                                            1,967              1,734
                                                             -----------        -----------
     Net income                                              $     3,553        $     3,176
                                                             ===========        ===========

     Weighted avg. no. of diluted common shares (c)            7,873,741          8,242,969
     Diluted earnings per common share (c)                   $      0.45        $      0.39
     Diluted cash earnings per common share (c) (d)          $      0.59        $      0.49

     Return on average common equity                               12.46%             11.18%
     Cash return on average common equity (d)                      16.18%             14.15%

     Return on average assets                                       0.75%              0.73%

     Average earning assets                                  $ 1,831,649        $ 1,690,110

     Yield on average interest-earning assets                       6.95%              7.18%
     Cost of average interest-bearing liabilities                   4.59%              5.17%
                                                             -----------        -----------
     Net interest rate spread                                       2.36%              2.01%
                                                             ===========        ===========

     Net interest margin                                            2.69%              2.37%

     Non-interest exp. as a % of avg. assets                        1.47%              1.33%
     Efficiency ratio                                         49.37% (e)         48.51% (e)

     Loan originations and purchases:
          One- to four-family mortgage loans                 $   154,500        $    64,993
          Commercial and multi-family real estate loans           15,279              9,013
          Consumer loans                                          19,830             15,971
                                                             -----------        -----------
          Total loan originations and purchases              $   189,609        $    89,977
                                                             ===========        ===========


(c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(d) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.
(e) The efficiency ratio includes the benefit from the net gain on sales of loans. Excluding the net gain on sales of loans, the efficiency ratio would have been 49.53% and 49.94%, respectively.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                                                    For the three months ended
                                                        ----------------------------------------------------------------------------
                                                          Sep. 30,       Jun. 30,       Mar. 31,        Dec. 31,        Sep. 30,
                                                           2001            2001           2001            2000            2000
                                                        -----------     -----------    -----------     -----------     -----------
Selected Operating Data:
     Interest and dividend income                       $    31,934     $    30,245    $    29,657     $    30,020     $    30,436
     Interest expense                                        19,779          19,359         19,364          20,280          20,581
                                                        -----------     -----------    -----------     -----------     -----------
          Net interest and dividend income                   12,155          10,886         10,293           9,740           9,855
     Provision for loan losses                                  550             175            125             125             200
                                                        -----------     -----------    -----------     -----------     -----------
     Net interest and dividend income
          after provision for loan losses                    11,605          10,711         10,168           9,615           9,655
     Non-interest income:
          Service charges                                       647             684            617             617             577
          Net gain (loss) from real estate operations           (39)             72             (3)             (4)              0
          Net gain on sales of loans                             42              18             89             245             314
          Other                                                 195             173            130             117             168
                                                        -----------     -----------    -----------     -----------     -----------
          Total non-interest income                             845             947            833             975           1,059
     Non-interest expenses:
          Compensation & employee benefits                    3,235           2,870          2,988           2,759           2,666
          Net occupancy expense                                 406             406            471             387             395
          Equipment                                             501             483            479             467             448
          Advertising                                           120             150            113              94             118
          Amortization of intangibles                           492             497            501             506             510
          Federal deposit insurance premium                      52              52             55              55              55
          Preferred securities expense                        1,092           1,092            794             783             783
          Other                                               1,032           1,069            912             855             829
                                                        -----------     -----------    -----------     -----------     -----------
          Total non-interest expenses                         6,930           6,619          6,313           5,906           5,804
                                                        -----------     -----------    -----------     -----------     -----------
     Income before income taxes                               5,520           5,039          4,688           4,684           4,910
     Income tax expense                                       1,967           1,774          1,649           1,651           1,734
                                                        -----------     -----------    -----------     -----------     -----------
     Net income                                         $     3,553     $     3,265    $     3,039     $     3,033     $     3,176
                                                        ===========     ===========    ===========     ===========     ===========

     Weighted avg. no. of diluted common shares (f)       7,873,741       8,032,256      8,096,493       8,086,854       8,242,969
     Diluted earnings per common share (f)              $      0.45     $      0.41    $      0.38     $      0.38     $      0.39
     Diluted cash earnings per common share (f) (g)     $      0.59     $      0.53    $      0.49     $      0.48     $      0.49

     Return on average common equity                          12.46%          11.37%         10.60%          10.66%          11.18%
     Cash return on average common equity (g)                 16.18%          14.93%         13.97%          13.70%          14.15%

     Return on average assets                                  0.75%           0.73%          0.71%           0.71%           0.73%

     Average earning assets                             $ 1,831,649     $ 1,725,152    $ 1,652,555     $ 1,652,486     $ 1,690,110

     Yield on average interest-earning assets                  6.95%           7.01%          7.19%           7.25%           7.18%
     Cost of average interest-bearing liabilities              4.59%           4.84%          5.09%           5.22%           5.17%
                                                        -----------     -----------    -----------     -----------     -----------
     Net interest rate spread                                  2.36%           2.17%          2.10%           2.03%           2.01%
                                                        ===========     ===========    ===========     ===========     ===========

     Net interest margin                                       2.69%           2.53%          2.46%           2.40%           2.37%

     Non-interest exp. as a % of avg. assets                   1.47%           1.49%          1.48%           1.38%           1.33%
     Efficiency ratio                                    49.37% (h)      52.05% (h)     52.22% (h)      50.38% (h)      48.51% (h)


(f) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(g) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.
(h) The efficiency ratio includes the benefit from the net gain on sales of loans. Excluding the net gain on sales of loans, the efficiency ratio would have been 49.53%, 52.13%, 52.64%, 51.56% and 49.94%, respectively.